Exhibit 99.1

AXAC Signs Letter of Intent for a Business Combination

ATLANTA, February 21, 2023 (BUSINESSWIRE) – AXIOS Sustainable Growth Acquisition Corporation (“AXIOS”) (NYSE:AXAC), a publicly traded special purpose acquisition company (SPAC), today announced the signing of a non-binding letter-of-intent (“LOI”) for a business combination with a leading European agribusiness company (the “Target”).

The Target, one of Europe’s largest and most sustainable farming enterprises with over 18,000 hectares (approx. 45,000 acres) of agricultural land located in one the most fertile regions worldwide is among the top 20 producers of agricultural commodities and plant-based proteins in Europe. The Target seeks additional expansion of the farming operations with a focus on irrigated land and vertical integration to regionalize raw material supply and processing of agricultural goods. The target is a profitable business with double-digit returns. AXIOS will leverage its resources, experience and network of relationships to support the Target’s growth and access to public markets, making this an attractive potential business combination for AIXOS’s stockholders.

Under the terms of the LOI, AXIOS and the Target would be become a combined entity, with the Target’s existing equity holders rolling 100% of their equity into the combined public company.

In connection with executing the LOI, AXIOS and the target company have secured initial non-binding investment indications of approximately $50 million in total from existing AXIOS sponsors and certain strategic partners. Firm commitments from those investors, as well as any other investors, would be announced concurrently with the signing of a definitive agreement.

AXIOS expects to announce additional details regarding the proposed business combination when a definitive merger agreement is executed, which is expected in the second quarter of 2023.

Completion of a business combination with the Target is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by the board and stockholders of both AXIOS and the Target. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

About AXIOS Sustainable Growth Acquisition Corporation

AXIOS Sustainable Growth Acquisition Corporation (NYSE: AXAC, AXACW, AXACR) is a blank check company incorporated as a Cayman Island corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed AXIOS intends to file a proxy statement (a “Deal Proxy Statement”) with the Securities and Exchange Commission (“SEC”). A definitive Deal Proxy Statement will be mailed to shareholders of AXIOS as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a copy of the Deal Proxy Statement, without charge, by directing a request to: AXIOS Sustainable Growth Acquisition Corporation, Hidden Pines Farm, 14090 Hopewell Road, Alpharetta, Georgia 30004. The preliminary and definitive Deal Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

AXIOS urges investors, shareholders and other interested persons to read, when available, the preliminary Deal Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about AXIOS, the potential target company and the proposed transaction.

Participants in the Solicitation

AXIOS and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of AXIOS is set forth in AXIOS’s prospectus for its initial public offering, which was filed with the SEC on February 17, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction will be set forth in the Deal Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, AXIOS’s ability to enter into a definitive agreement or consummate a transaction with the target company and AXIOS’s ability to obtain the financing necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of AXIOS’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AXIOS and the target company. These forward-looking statements are subject to a number of risks and uncertainties, including: AXIOS’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with the target company; the risk that the approval of the shareholders of AXIOS for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction; the amount of redemption requests made by AXIOS’s shareholders and the amount of funds remaining in AXIOS’s trust account after satisfaction of such requests; those factors discussed in AXIOS’s prospectus for its initial public offering, which was filed with the SEC on February 17, 2022 under the heading “Risk Factors,” and other documents of AXIOS filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AXIOS presently does not know or that AXIOS currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AXIOS’s expectations, plans or forecasts of future events and views as of the date hereof. AXIOS anticipates that subsequent events and developments will cause AXIOS’s assessments to change. However, while AXIOS may elect to update these forward-looking statements at some point in the future, AXIOS specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing AXIOS’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.